UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 30, 2003

                            OREGON STEEL MILLS, INC.
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(Exact name of registrant as specified in its charter)

      DELAWARE                             1-9887              94-0506370
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(State or other jurisdiction            (Commission           (IRS Employer
 of incorporation)                      File Number)         Identification No.)


1000 S.W. BROADWAY, SUITE 2200; PORTLAND, OREGON                     97205
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(Address of principal executive offices)                            (Zip code)


                                 (503) 223-9228
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               (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
(c)  Exhibits

EXHIBIT
NUMBER            DESCRIPTION

99.1 Oregon Steel Mills, Inc. Company Press Release dated April 30, 2003, announcing financial results for the quarter ended March 31, 2003.

99.2 Transcripts of the earnings Conference Call held on April 30, 2003, regarding the financial results for the quarter ended March 31, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

The information below included in this Current Report on Form 8-K is furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is reported under this Item 9 in accordance with SEC Release No. 33-8216.

On April 30, 2003, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The Company provides in the press release certain non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization ("EBITDA"). "GAAP" refers to accounting principles generally accepted in the United States. As required by Regulation G, set forth below is a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures. The Company believes the non-GAAP measures are useful to investors because they provide an alternative method for measuring the operating performance of the Company. The Company's management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.


Oregon Steel Mills, Inc. and Subsidiary Companies
-------------------------------------------------
CALCULATION OF EBITDA

                                                    FOR THE THREE MONTHS ENDED
                                                        MARCH 31,   MARCH 31,
                                                           2003       2002
                                                       ---------   ----------
NET LOSS                                               $ (9,029)   $(18,088)
     Add back cumulative accounting change in
         accounting principle, net of tax,
         net of minority interest                            --      17,967
                                                       --------    --------
      Net loss before accounting change                  (9,025)       (121)
         Provision for income tax benefit                (5,220)        (84)
                                                       --------    --------
     Pre-tax loss                                      $(14,245)   $   (205)



     Add Back:
         Interest Expense                                 8,101       8,592
         Depreciation                                    10,433      11,666
         Amortization                                        31          31
                                                       --------    --------
     EBITDA                                            $  4,320    $ 20,084
                                                       ========    ========



The Company is also filing, as Exhibit 99.2 to this report and incorporated herein by reference, a transcript of the conference call of April 30, 2003 regarding the earnings release.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            OREGON STEEL MILLS, INC.
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                                  (Registrant)



Date:  November 20, 2003                       By:  /s/ Jeff S. Stewart
      --------------------------               ---------------------------------
                                                Jeff S. Stewart
                                                Corporate Controller
                                                (Principal Accounting Officer)